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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): JULY 23, 2004 (JULY 23, 2004)



                               RIVIANA FOODS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-25294                  76-0177572
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                               2777 ALLEN PARKWAY
                                HOUSTON, TX 77019
               (Address of principal executive offices) (Zip Code)

                                 (713) 529-3251
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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Item 5. Other Events and Required FD Disclosure.

         On July 23, 2004, Riviana Foods Inc., a Delaware corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ebro Puleva, S.A., a "sociedad anonima" organized under the laws of Spain ("Parent"), and Ebro Puleva Partners G.P., a Delaware general partnership whose general partners are Parent and Herba Foods S.L., a "sociedad limitada" organized under the laws of Spain ("Sub"). Pursuant to the Merger Agreement, Sub will commence a cash tender offer to acquire all of the shares of common stock of the Company, par value $1.00 per share (the "Shares"), at a purchase price of $25.75 per Share in cash (the "Offer"). The Offer will be subject to the satisfaction of certain conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and there being validly tendered and not withdrawn at least 66 2/3 % of the outstanding Shares on a fully-diluted basis. The Merger Agreement provides that if the Offer is consummated pursuant to its terms, Sub will, on the terms and subject to the conditions set forth in the Merger Agreement, thereafter be merged (the "Merger") with and into the Company, with the Company as the surviving corporation in the Merger. At the effective time of the Merger, each outstanding Share, other than the Shares owned by Parent or the Sub, will be converted (except for Shares owned by any holder who properly demands appraisal rights) into the right to receive $25.75 in cash.

         The foregoing description of the Offer, the Merger and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the press release which are attached hereto and incorporated herein by reference.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.



Exhibit No.       Description

  2.1 Agreement and Plan of Merger, dated as of July 23, 2004, by and among Riviana Foods Inc., Ebro Puleva, S.A. and Ebro Puleva Partners G.P.

  99.1            Press Release of Riviana Foods Inc. dated July 23, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                    RIVIANA FOODS INC.

Date: July 23, 2004                 By: /s/ E. Wayne Ray, Jr.
                                        -----------------------------------
                                        Vice President, Chief Financial
                                        Officer and Chief Accounting Officer



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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   2.1 Agreement and Plan of Merger, dated as of July 23, 2004, by and among Riviana Foods Inc., Ebro Puleva, S.A. and Ebro
                  Puleva Partners G.P.

  99.1            Press Release of Riviana Foods Inc. dated July 23, 2004.
